Exhibit 10.31

THIRD AMENDMENT TO LOAN AGREEMENT

This Loan Agreement Amendment (the “Amendment”) is made effective as of December 18, 2025 by and among Akastor AS, a Norwegian private limited company (“Akastor”), Baker Hughes Holdings LLC, a Delaware limited liability company (“Baker Hughes”), and HMH Holding B.V., a Netherlands private limited liability company (formerly known as MHH Holding B.V.) (“Borrower”). Akastor and Baker Hughes are referred to herein individually as a “Lender” and collectively as “Lenders.”

RECITALS:

A.	Borrower and Lenders are parties to that certain Loan Agreement, dated October 1, 2021, in connection with the extension of credit to Borrower as set forth therein (the “Loan Agreement”).

B.	Borrower and Lenders are parties to that certain Loan Agreement Amendment, dated October 1, 2024.

C.	Borrower and Lenders are parties to that certain Second Loan Agreement Amendment, dated March 17, 2025.

D.	Borrower and Lenders desire to amend the definition of “Maturity Date” in the Loan Agreement as provided herein.

AGREEMENT:

1. Defined Terms. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to those terms in the Loan Agreement.

2. Amendment to Maturity Date. Section 1 of the Loan Agreement is hereby amended to revise the definition of “Maturity Date” as follows:

“Maturity Date” shall mean the earliest to occur of (a) December 18, 2028 or (b) a Liquidation Event.

3. No Other Changes. Except as modified by this Amendment, the Loan Agreement remains in full force and effect.

4. Execution. This Amendment may be executed in any number of counterparts, and by the different parties hereto on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Any such counterpart may be delivered by facsimile, e-mail (in .pdf format), or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com) and any such counterpart so delivered shall be deemed an original for all purposes.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

AKASTOR AS

By:	/s/ Oyvind Paaske
Name:	Oyvind Paaske
Title:	Chairperson

BAKER HUGHES HOLDINGS LLC

By:	/s/ Daniel Horton
Name:	Daniel Horton
Title:	VP, Treasury

HMH HOLDING B.V.

By:	/s/ Dag Stenevik
Name:	Dag Stenevik
Title:	General Manager HMH Holding B.V.

[Signature Page to Third Amendment to Loan Agreement]